Transfers of Financial Assets - Summary of Carrying Amount and Fair Value of Transferred Financial Assets Not Qualifying for Derecognition (Parenthetical) (Detail) - CAD ($) $ in Millions	Oct. 31, 2019	Oct. 31, 2018
Disclosure of transferred financial assets that are not derecognised in their entirety [abstract]
Securitization of liabilities at amortized cost	$ 14,086	$ 14,683
Securitization of liabilities at fair value	$ 13,058	$ 12,618